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                                                                     EXHIBIT 4.1

[GRAPHIC]

            COMMON STOCK                                      COMMON STOCK
               NUMBER                                            SHARES
              A-10202

THIS CERTIFICATE IS TRANSFERABLE IN                        CUSIP 00185E 10 6
       THE CITIES OF CHICAGO, IL                         SEE REVERSE FOR CERTAIN
          OR NEW YORK, NY                                     DEFINITIONS

                      [APAC CUSTOMER SERVICES INC.(R) LOGO]
              INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS

THIS IS TO CERTIFY THAT


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF
                          APAC CUSTOMER SERVICES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

         /s/ Linda R. White                             /s/ Theodore G. Schwartz
            Secretary                                           Chairman

[SEAL]

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                          APAC CUSTOMER SERVICES, INC.

     Upon written request, the Corporation will furnish to the holder hereof, without charge, a full statement of all the designations, preferences, qualifications, limitations, restrictions, and special or relative rights of the shares of each class of authorized capital stock; and the variations in the relative rights and preferences determined for each series; and the authority of the Board of Directors to fix and determine the relative rights and preferences of a subsequent series.

                                   ----------

                                   ASSIGNMENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-  as tenants in common
     TEN ENT-  as tenants by the
               entireties
      JT TEN-  as joint tenants with
               right of survivorship and
               not as tenants in common

                       UNIF GIFT MIN ACT-______________Custodian____________
                                             (Cust)                (Minor)

                                         under Uniform Gifts to Minors


                                         Act_______________________________
                                                     (State)
                       UNIF TRF MIN ACT-            Custodian (until age_
                                          (Cust)
                                         _______________ under Uniform Transfers
                                             (Minor)
                                         to Minors Act ___________________
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE.

-----------------------------------------

________________________________________________________________________________
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
                              ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ SHARES

OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT__________________________________________________________

________________________________________________________________________________

_______________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:_____________________

AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW
                             ---------------------------------------------------


                             ---------------------------------------------------
                             ABOVE SIGNATURE(S) TO THE ASSIGNMENT MUST
                             CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                             THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.